UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________________________________________

Date of Report (Date of earliest event reported): May 5, 2008

Customer Acquisition Network Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141141	01-0692341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue South Suite 908-909 New York, NY	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 712-0000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

The information set forth in Item 3.02 of this Current Report on Form 8-K that relates to the entry into a material definitive agreement is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sale of Equity Securities.

Subscription Agreements

On April 30, 2008, Customer Acquisition Network Holdings, Inc. (the “Company”) entered into a Subscription Agreement with JMB Capital, LLC (“JMB”), pursuant to which the Company sold JMB (i) 50,000 shares of common stock and (ii) a five-year warrant to purchase 25,000 shares of common stock at an exercise price of $2.50 per share for aggregate gross proceeds of $100,000.

On May 5, 2008, the Company entered into a Subscription Agreement with Leon Frenkel, pursuant to which the Company sold Mr. Frenkel (i) 150,000 shares of common stock and (ii) a five-year warrant to purchase 75,000 shares of common stock at an exercise price of $2.50 per share for aggregate gross proceeds of $300,000.

On May 5, 2008, the Company entered into a Subscription Agreement with Triage Capital Management L.P. (“Triage”), pursuant to which the Company sold Triage (i) 50,000 shares of common stock and (ii) a five year warrant to purchase 25,000 shares of common stock at an exercise price of $2.50 per share for aggregate gross proceeds of $100,000.

On May 5, 2008, the Company entered into a Subscription Agreement with Alla Pasternack, pursuant to which the Company sold Mr. Pasternack (i) 25,000 shares of common stock and (ii) a five year warrant to purchase 12,500 shares of common stock at an exercise price of $2.50 per share for aggregate gross proceeds of $50,000.

Each of the foregoing Subscription Agreements provide for the following:

•	The Company shall use the proceeds from the sale of common stock and warrants for general working capital purposes.

•
Until such time as any of the above listed subscribers do not hold any of the shares of common stock or warrants acquired pursuant to the Subscription Agreements, in the event the Company issues or sells any common stock (including, without limitation, any debt preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive common stock (“Common Stock Equivalents”)) that a subscriber reasonably believes were offered on terms more favorable to those provided in such subscriber’s Subscription Agreement, the Company will amend the terms of such subscriber’s Subscription Agreement so as to give such subscriber the benefit of the more favorable terms.

•
Until the earlier of (i) 24 months from the date of each Subscription Agreement or (ii) until the date that there is an effective registration statement on file with the Securities and Exchange Commission covering the resale of the common stock issued and underlying the warrants issued, in the event that the Company issues or sells any common stock or any Common Stock Equivalent whereby shares of common stock may be acquired for less than $2.00 per share, then the Company shall issue that number of additional shares of common stock to the subscribers such that the actual price paid per share of common stock when divided by the total number of shares issued will result in an actual per share paid by the subscriber equal to such lower price.

•
The Company shall indemnify the subscribers for certain losses resulting from (i) any misrepresentation or breach of any representation or warranty made by the Company or (ii) any breach of any covenant or agreement of the Company to the subscribers in connection with the sale of the common stock and warrants.

The foregoing common stock and warrants were offered solely to “accredited investors” in reliance on the exemption from registration afforded by Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended.

Subscription Warrants

Each of the warrants issued in connection with the foregoing Subscription Agreements provide that the exercise price and number of shares issuable upon exercise of the warrants are subject to adjustments for stock splits, combinations or similar events. In addition, until the earlier of (i) 24 months from the date of such warrant or (ii) the date that there is an effective registration statement on file with the Securities and Exchange Commission covering the resale of the shares of common stock underlying such warrant, in the event that the Company issues or sells any warrant or options to purchase shares of capital stock at a price per share of less than $2.50, the Company shall issue such holder that number of additional warrants that will result in the actual price per warrant being reduced to such lower price.

The Company is prohibited from effecting the exercise of these warrants to the extent that as a result of such exercise the holder of the exercised warrants beneficially owns more than 4.99% (or, if such limitation is waived by the holder upon no less than 61 days prior notice to us, 9.99%) in the aggregate of the issued and outstanding shares of common stock calculated immediately after giving effect to the issuance of shares of common stock upon the exercise of the warrants.

Should the Company fail to register the resale of all of the common stock underlying any of these warrants with the Securities and Exchange Commission within six months following their respective issuance dates, the holders of such warrants shall have the right to exercise such warrants by means of a cashless exercise.

Amendment Agreement

On May 5, 2008, the Company entered into an Amendment Agreement with Alpha Capital Anstalt (“Alpha”), pursuant to which Alpha agreed to cancel that certain promissory note, issued by the Company to Alpha on November 30, 2007 in the principal sum of $611,000 in exchange for (i) $305,500 shares of common stock and (ii) a five year warrant to purchase 152,750 shares of common stock at an exercise price of $2.50 per share.

In addition to the foregoing, the Amendment Agreement provides that, subject to certain limitations, should the Company issue or sell any common stock or securities convertible or exchangeable for common stock at a price per share that is less than $2.50, the Company shall issue Alpha such number of additional shares of Common Stock that will result in Alpha’s actual price paid per share being reduced to such lower price.

The warrant issued to Alpha in connection with the Amendment Agreement provides that the exercise price and number of shares issuable upon exercise of the warrant is subject to adjustments for stock splits, combinations or similar events. In addition, until the 18th month anniversary from the date of issuance, in the event that the Company issues or sells any warrant or options to purchase shares of capital stock at a price per share of less than $2.50, then the exercise price of the warrant shall be reduced to 125% of such lower price.

The Company is prohibited from effecting the exercise of this warrant to the extent that as a result of such exercise Alpha would beneficially own more than 4.99% (or, if such limitation is waived by Alpha upon no less than 61 days prior notice to us, 9.99%) in the aggregate of the issued and outstanding shares of common stock calculated immediately after giving effect to the issuance of shares of common stock upon the exercise of the warrant.

Should the Company fail to register the resale of all of the common stock underlying this warrant with the Securities and Exchange Commission within six months following its issuance date, then Alpha shall have the right to exercise such warrant by means of a cashless exercise.

The common stock and warrants issued pursuant to the Amendment Agreement were offered solely to Alpha, an “accredited investor,” in reliance on the exemption from registration afforded by Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended.

Price Protection Issuances

On April 5, 2008, the Company issued (i) 200,000 shares of common stock and (ii) a five-year warrant to purchase 100,000 shares of common stock at an exercise price of $2.75 per share to Whalehaven Capital Fund Limited (“Whalehaven”) for aggregate gross proceeds of $500,000. These shares were issued pursuant to a Subscription Agreement that provided that, subject to certain limitations, should the Company issue or sell any common stock or securities convertible or exchangeable for common stock at a price per share less than $2.50, then the Company shall issue Whalehaven such number of additional shares of Common Stock that will result in Whalehaven’s actual price paid per share being reduced to such lower price. In addition, the warrant issued to Whalehaven provided that, subject to certain limitations, should the Company issue or sell any warrants or options to purchase shares of capital stock with an exercise or conversion price of less than $2.75 per share, the Company shall issue Whalehaven such number of additional warrants that will result in Whalehaven’s actual price per warrant being reduced to such lower price. As the Company sold common stock on April 30, 2008 for $2.00 per share and issued warrants with an exercise price of $2.50 per share, as a result of the foregoing provisions, on May 5, 2008 we issued Whalehaven 50,000 shares of common stock and a five-year warrant to purchase 10,000 shares of common stock at an exercise price of $2.50 per share.

On April 5, 2008, the Company issued (i) 100,000 shares of common stock and (ii) a five-year warrant to purchase 50,000 shares of common stock at an exercise price of $2.75 per share to Chestnut Ridge Capital LLC (“Chestnut”) for aggregate gross proceeds of $250,000. These shares were issued pursuant to a Subscription Agreement that provided that, subject to certain limitations, should the Company issue or sell any common stock or securities convertible or exchangeable for common stock at a price per share less than $2.50 per share, then the Company shall issue Chestnut such number of additional shares of Common Stock that will result in Chestnut’s actual price paid per share being reduced to such lower price. In addition, the warrant issued to Chestnut provided that, subject to certain limitations, should the Company issue or sell any warrants or options to purchase shares of capital stock with an exercise or conversion price of less than $2.75 per share, the Company shall issue Chestnut such number of additional warrants that will result in Chestnut’s actual price per warrant being reduced to such lower price. As the Company sold common stock on April 30, 2008 for $2.00 per share and issued warrants with an exercise price of $2.50 per share, as a result of the foregoing provisions, on May 5, 2008 we issued Chestnut 25,000 shares of common stock and a five-year warrant to purchase 5,000 shares of common stock at an exercise price of $2.50 per share.

The common stock and warrants issued as a result of the above described price protection provisions were offered solely to Whalehaven and Chestnut, each of which is an “accredited investor,” in reliance on the exemption from registration afforded by Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended.

The foregoing is not a complete summary of the terms of the offering described in this Item 3.02, and reference is made to the complete text of the Amendment Agreement, Form of Subscription Agreement, Form of Alpha Warrant and Form of Subscriber Warrant attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2008, Devon Cohen, the Chief Operating Officer (“COO”) of the Company was terminated from his position as COO, effective immediately.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index were filed as exhibits to the Form 8-K.

Exhibit No.	Description
10.1	Amendment Agreement, dated as of May 5, 2008, between the Company and Alpha Capital Anstalt.
10.2	Form of Subscription Agreement
10.3	Alpha Warrant
10.4	Form of Warrant for Subscribers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 7, 2008

Customer Acquisition Network Holdings, Inc.

By:	/s/ Michael D. Mathews
Michael D. Mathews
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment Agreement, dated as of May 5, 2008, between the Company and Alpha Capital Anstalt.
10.2	Form of Subscription Agreement
10.3	Alpha Warrant
10.4	Form of Warrant for Subscribers